                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement No. 333-47362 on Form S-8, No. 333-41726 on Form S-3/A, No. 333-64798 on Form S-3/A, No. 333-68084 on Form S-8, No. 333-69418 on Form
S-3 and No. 333-69408 on Form S-3.

                                              /s/ Arthur Andersen LLP
                                              -----------------------
                                              Arthur Andersen LLP
San Jose, California
September 28, 2001